Exhibit 10.5

Certain confidential information contained in this document, marked by brackets as [***], has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. In addition, certain personally identifiable information contained in this document, marked by brackets as [***], has been omitted from this exhibit pursuant to Item 601(a)(6) under Regulation S-K.

PRIVATE AGREEMENT

With this private agreement (“AGREEMENT”),

BETWEEN

Exalogic Sistemi S.r.l., with registered office in Rome, Via di Settebagni n. 380, P.IVA 13647211005, In the person of the legal representative Massimo Marcucci (‘‘EXALOGIC” or also “Licensor”),

AND

lflex Ltd, with registered office in 170, Pater House, level 1 (Suite A218), Psaila Street - Birkirkara 9077 Malta, legally represented by Panagiotis Piter Tratarisas director (“IFLEX” or also “Licensee”), below, each Individually “PARTY” and collectively “PARTIES”,

GIVEN THAT

1.

EXALOGIC - company specialized in the production of software and applications In the gaming sector - has developed, is proprietary and directly manages, in every technical and evolutionary aspect, the software platform called [***], identified and described in its components and in its functional characteristics in the Attachment n.1 to the AGREEMENT ( unitarily “PLATFORM” );

2.

EXALOGIC declares and guarantees to have the ownership and full availability of the economic utlllzatlon rights of the PLATFORM, and Indemnifies IFLEX from any consequence arising from any claims or compensation by third parties relating to the property or right to use the PLATFORM;

3.	EXALOGIC declares and guarantees that the PLATFORM fully complies with the requirements of Italian legislation for its use in the organization and operation of public games In the Italian market;

4.	EXALOGIC, also, offers assistance services, monitoring and maintenance of the PLATFORM, as well as customization of the same:

5.

IFLEX, owner of an Italian Concession, expresses Its Intention to acquire from EXALOGIC a license for limited in time, non-exclusive use of the PLATFORM, in the terms and conditions all of which are set out In the AGREEMENT, to be used and managed in the exclusive interest of IFLEX or of other subjects as long as they hold Concession holders for the exercise of public games in Italy;

6.

IFLEX, for the reasons mentioned In the preceding paragraph, is also interested In obtaining assistance, monitoring and maintenance services for the PLATFORM from EXALOGIC, as well as for its customization, under the terms and conditions of the AGREEMENT.

Given the above, the following is agreed and stipulated between the PARTIES:

1.	Premises and attachments

The premises and the attachments form an integral and essential part of the AGREEMENT.

2.	Object

EXALOGIC grants IFLEX, in a non-exclusive way, a limited use license for the SOFTWARE PLATFORM for its use in the offer of remote gaming services according to the legislation in force in the Italian territory.

EXALOGIC will provide:

1)	Non-exclusivelicense x the [***] platform
a.	Game Account ([***])
b.	Betting Form (PSQF)
2)	Monitoring Service of Processes That Manage Game Account ([***])
3)	Sports betting process monitoring service (PSQF)
4)	Cloud Infrastructure - optional
5)	Cloud Infrastructure System Management
6)	Cloud Infrastructure Monitoring Service
7)	Level II and Level Ill help-desk service on [***] modules
8)	Level II and Ill level help-desk service on sports betting modules
9)	Risk Management

10)Manual acceptance of bets

11)[***] and Betgenius [***]

12)A 5-day remote training will be provided (Skype or Zoom) for the introduction to our tools, consoles and frontends.

EXALOGIC will provide the PLATFORM in accordance SLA attached In the Annex 4 and with reasonable skill and care and in accordance with best industry practices.

For the Cloud service only, EXALOGIC will apply the SLAs declared by the provider (optional).

In addition to the provisions of the preceding paragraphs, EXALOGIC, up to the end of the AGREEMENT. must:

a.	carry out the personalization of the PLATFORM, if required, described In Annex n.3 to the AGREEMENT (“ PERSONALIZATIONS”), according to the deadlines established therein;
b.	install the PLATFORM on the system Infrastructure (servers), guaranteeing full and continuous assistance to system engineers and network technicians.
c.

for the entire duration of the AGREEMENT, make all subsequent updates and all subsequent versions of the PLATFORM available to IFLEX, including subsequent updatos and versions introduced on the basis of requests or reports from other EXALOGIC customers, provided that this is not prohibited by existing AGREEMENT with them, which may provide for a small period (3. 4 months) of exclusivity ;

d.	install of subsequent updates and versions in the production environment on its own servers;
e.

provide IFLEX with technical support to obtain the authorizations and certifications necessary for the use of the PLATFORM for the purpose of full technical and commercial operation of the PLATFORM itself:

f.

provide second-level customer support services, aimed at guaranteeing effective and rapid response to reports that, sent by customers to the IFLEX help desk service, are channelled to EXALOGIC for appropriate analysis and resolution. All the services referred to in this paragraph are also regulated by the SLA pursuant to Annex no. 4

g.

provide third-level assistance, monitoring and maintenance services relating to the PLATFORM aimed at: i) guaranteeing service and intervention levels In compliance with those specified in Annex n. 4; ii) promptly correct any malfunctions and / or bugs in the PLATFORM other than those already covered by the services referred to in the previous point: iii) guarantee the adaptation of the PLATFORM to the current legislative and regulatory context, as well as the guidelines, notes and prescriptions issued by the competent Public Administrations. Where compatible with the levels of service prescribed in the acts accessory to the concessions granted by [***] with regard to public games, the services referred to in the previous period will be provided every day, from Monday to Sunday, including holidays, during the H24 hours. Reports of any bugs and / or anomalies must be directed to the email address support@EXALOGIC.it and via the ticketing service

[***]. Each report must be appropriately numbered and categorized by EXALOGIC for subsequent consultation and verifiability.

h.

adjust the software of the platform to keep it at all time compliant to [***] or other relevant authorities requirements and Regulations in the event that regulatory updates are implemented during the duration of this AGREEMENT. To avoid any doubt, all updates for compliance with [***] or any other relevant regulation, are free. In addition to the provisions of the preceding paragraphs, IFLEX, until the end of the AGREEMENT, is obliged to:

i.	not to make partial or complete copies of the PLATFORM;
j.	not to sell, distribute or grant to third parties, even free of charge or by trial, the software;
k.	do not load the PLATFORM software completely or partially on machines other than those declared and agreed with EXALOGIC;
I.	not to alter. modify, reverse engineer, decompile or disassemble the PLATFORM software, completely or in part;
m.	not to rent or license the PLATFORM, partially or entirely;
n.	not to export the PLATFORM software, directly or indirectly, partially or in full, without the necessary written authorization from EXALOGIC.

No provision of the AGREEMENT may be interpreted in the sense of transferring the ownership of the PLATFORM to IFLEX, which is and remains exclusively with EXALOGIC. Without prejudice to the rights expressly granted to IFLEX under the AGREEMENT, EXALOGIC will remain free to grant third parties licenses for use on the PLATFORM and/or to transfer to third parties, totally or partially, the relative rights of economic use.

3.	Duration and Termination of the AGREEMENT

1.	The duration of the AGREEMENT is 12 months.
2.	Either Party shall in any case have the right to terminate this Agreement, without need for any cause, on giving the other Party not less than [***] days written notice of termination.

4. Compensation

1.	Here are the fees for the use license and support:

1.	As a setup fee. IFLEX recognizes to EXALOGIC [***], plus VAT, if due, for testing assistance in the certification of the platform with accredited body, install ation of the platform, etc.

In case IFLEX goes into the production of the site with different hosting provider than the one used for the entire testing and certification phase, EXALOGIC shall be entitled to charge an additional setup fee of [***] plus VAT, if due, as a compensation for the double platform Installation.

2.	For all bureaucratic part to ADM portal (create markets for sport, documental part, creation games, etc) [***], plus VAT, if due.
3.	By way of consideration for all the obligations, licenses and rights relating to Game Account and Sports Bets modules, pursuant to art.2, IFLEX will pay to EXALOGIC:

a.	For the betting management service , you can choose between the following two options:
1.	with the odds taken from IFLEX’s [***] Betgenius feed. Trading services provided by IFLEX, a monthly fee, equal to:

1.	[***];

There is a guaranteed minimum on the monthly fee for the betting management service which will be equal to [***].

2.	with the odds taken from IFLEX’s [***] Betgenius feed. Trading services provided by EXALOGIC, a monthly fee, equal to:
1.	[***]

There is a guaranteed minimum on the monthly fee for the betting management service which will be equal to [***].

3.	after the first 12 months, you can switch from one of the chosen (I and II modes) to BLACKBOX mode, with a monthly fee equal to:
1.	[***].

4.	If SKINS (this being interpreted as other brands) are added to the concession,

IFLEX recognizes to EXALOGIC the monthly sum of [***].

The invoicing will be adjusted as follows:

●	Setup fee when signing this agreement.
●	Monthly invoicing percentage agreed in the previous point or the guaranteed minimum, whichever is the higher, will start from the time the site is open to the public for casino games, or sport betting, or both.

2.

Without prejudice to the provisions of paragraph 3 below, EXALOGIC reserves the right to suspend the license to use the PLATFORM in the event of non-payment, according to the methods indicated in the previous paragraph, of two instalments, even if not consecutive, in the event that, after a formal payment request sent [***] days after the initial due date, IFLEX has not remedied it within [***] days of receipt of the payment request by EXALOGIC.

3.

The PARTIES agree that the provision referred to in paragraph 1 above does not include the provision of the services required as a result of IFLEX’s grossly negligent imprudent use of the PLATFORM and/or of the hardware equipment on which it is installed, or in consequence of natural disasters. For the avoidance of doubt, in case of natural disasters. each PARTY shall undertake the cost of its own damage s.

4.

In the event of delay in the payment of the instalments referred to in paragraph 1above, due to EXALOGIC - without the need for prior notification and without prejudice to any other different right- the default Interest rate will be in accordance to D.Lgs. 231/2002.

5.	For any personalization required by IFLEX, EXALOGIC will apply a dally cost [***].
6.	Our team of traders handles an average of [***] PRE-MATCH events in addition to [***] LIVE events per month.

5. Technical verification

1.	All possible PERSONALIZATIONS and other modifications to the PLATFORM. if any, carried out by EXALOGIC at the express request of IFLEX are subject to technical verific tion by the latter.
2.	The following criteria will apply to the technical verification procedure:
1.	Upon completion of each specific modification required pursuant to the AGREEMENT, EXALOGIC wlll notify IFLEX In writing that It is ready for verification by the latter;

2.	IFLEX will respond to this communication without delay by indicating, from time to time, its contact person with powers of attestation of conformity;
3.	The technical verification by IFLEX will however be considered positively concluded:
1.	If IFLEX has not communicated to EXALOGIC written observations, with specific indication of the non-conformities found, within 30

(thirty) days from the date in which EXALOGIC communicated in writing to IFLEX that Is ready to check;

2.	In any case, if IFLEX has not communicated to EXALOGIC written observations, with specific indication of the non-conformities found,

within 10 (ten) days from the date in which EXALOGIC has declared that it has made the changes requested within the verification procedure technique.

6. Limitation of EXALOGIC’s vice and liability warranty

1.

EXALOGIC will not be held liable for damages suffered by IFLEX or its sub-llcensers or third parties, as a result of the misuse of the PLATFORM or not in accordance with the use for which this license Is Issued or not in accordance with the current legal and/or regulatory provisions dictated in Italy in the specific area of employment (Lawful Game) by any national, regional or local authority responsible for this purpose.

2.

IFLEX is aware and accepts that [***] are provided only through third-party networks and transmission routes. Therefore, EXALOGIC cannot be held responsible for the correctness of the data and the timely transmission of the data, in particular for the delivery of data and information in real time. IFLEX is also aware that EXALOGIC does not guarantee the risk of relevance and appropriateness for the quota suggestions provided and does not accept, claims from IFLEX, or from third parties, which already declares that it will waive it. In any case, EXALOGIC expressly recommends to use the data provided only after a careful evaluation and IFLEX’s supervision with the arrangements considered to b the most appropriate by IFLEX.

3.

EXALOGIC limits any liability for any damage suffered by IFLEX or its sub-licensees or third parties, in reference to the assumptions in this article as well as those that can be linked to SLA (Exhibit 4), to a penalty that Includes both the Cloud Infrastructure (optional) and SW modules, amounting to [***] of the total amount of the supply, on an annual basis and for all malicious events.

7. Extension

1.

PARTIES agree that the present agreement may be extended for further annual periods unless IFLEX sends a written notice of non-extension not later than 30 days before the expiry date of this agreement.

2.	If an extension of the present agreement will be agreed upon, the compensation described under clause 4 will be discussed between the Parties for possible adjustments.

8. Licensee’s Obligations

1.	IFLEX declares and assumes the obligation to install and operate the [***] platform solely in the Interests and In favour of dealers for the exercise of public games in Italy.

2.	EXALOGIC will be entitled to terminate this agreement if IFLEX Is found in breach of the above described obligation.

9. Miscellaneous

1.	For the entire period of service of the AGREEMENT and for the [***] months following the termination of its effects under any title, each

PARTY Is obliged, for themselves and for Its directors, employees, employees and the cause, under the terms and effects of art. 1381

c.c., to maintain the strictest confidentiality of any information, given, notion or object of intellectual property, not Intended for public dissemination, of which they have become aware In execution of this AGREEMENT or which otherwise relate to EXALOGIC, IFLEX or other entities belonging to their same Groups and their activities, refraining from revealing or disclosing them to third parties in any form, as well as from using them for any other purpose.

2.	AGREEMENT is regulated by Italian law. All disputes arising between the PARTIES in relation to AGREEMENT, Including those relating to its interpretation. validity, effectiveness. execution and resolution, will be donated exclusively to the Court of Rome.

3.	Unless otherwise provided In the AGREEMENT, any information and communication concerning the AGREEMENT itself will be considered as duly notified If it is given in writing by fax, e mail. recommended a/r, express courier or pee, with receipt of delivery or receipt of receipt to the addresses listed below, unless one of the PARTIES has been informed In writing, in the form referred to In this paragraph, of the change of that address:

[***]

IFLEX has the right to sell or reassign this AGREEMENT to a third-party company, after receiving the written consent of EXALOGIC. Whereas the third-party company belongs to the  IFLEX Group, a written notification to EXALOGIC wlll suffice.

In any case, the third-party company Is obliged to comply with all the terms of the AGREEMENT, In particular that of art. 8.

Rome, 15/04/2020

[***]

THE PARTIES agree that this Agreement has been negotiated In all Its clauses. In any case, in compliance to art. 1341 c.c., the following articles are specifically approved, after re-reading: art. 4, Commi 2 and 3 (license suspension and suspension of payments), art. 6 (limitation of EXALOGIC’s vice and liability guarantee), art. 7 (extended service provision), art. 8, (licensee’s Obligations), 9, paragraph 2 (exclusive forum and applicable law).

Rome, 15/04/2020

p. IFLEX Ltd	p. EXALOGIC SISTEMI S.r. .
The legal representative	The lega presentative
Panag/otls Plter Tratarls	Mass Marcucci

List of attachments

Exhibit 1.List of the component integrations and technical-functional features of the PLATFORM .

Exhibit 2.PLATFORM integrations.

Exhibit 3.Customizations.

Exhibit 4.Service Levels (SLAs).

Exhibit 5.Technical verification procedure.

Exhibit 6.Timeline.

Exhibit 7.Data Process Agreement

Exhibit 1. List of the component Integrations and technical-functional features of the PLATFORM

The service Includes the Installation of the following modules:

1.	Game Accounts module
2.	Backoffice module
3.	[***] skillgames integration module
4.	Netenfs casino Integration module
5.	Netent’s live casino integration module
6.	[***] casino Integration module
7.	[***] Integration module
8.	Evolution’s casino integration module
9.	[***] casino integration module
10.	Microgaming’s casino integration module
11.	[***] casino integration module
12.	Playtech’s casino integration module
13.	Playtech’s poker integration module
14.	[***] casino integration module
15.	[***] casino integration module
16.	Pragmatic’s casino integration module
17.	[***] casino integration module
18.	[***] casino integration module
19.	[***] casino integration module
20.	[***] casino integration module
21.	[***] casino integration module
22.	[***] casino integration module
23.	[***] casino integration module
24.	[***] casino integration module
25.	Novomatic’s casino integration module
26.	Fixed-odds sports betting management (PSQF)
27.	PGAD module
28.	PGDA module
29.	[***]
30.	Betgenius’ live feed feed integration
31.	Integration with [***] widgets
32.	Bonus management and promotions
33.	Bookmakers/Rlsk manager management module
34.	Multi-level network management system with commission profiles for Points of commercialization and gaming account
35.	Billing module for Points of Commercialization
36.	[***] Integration
37.	Income Access Integration

38.	[***] virtual& integration module
39.	lnsplred’s casino integration module
40.	Sportradar’s virtuals integration module

Game Account Module

The game account management module provides the following Features that comply with [***] rules:

41.	Customer authentication

42 . Registration of new customer

43.	Recover forgotten password
44.	Functions required to print the contract with the player
45.	Customer master data management
46.	Password change
47.	Self-limitation on deposits
48.	Temporary exclusion
49.	Permanent exclusion
50.	Management of security questions
51.	Game Limits Management
52.	Accounting extract
53.	Dally account statement
54.	. Account statement by type
55.	Analytical account statement
56.	Betting Accounting extract

Deposit functions:

57.	[***]
58.	[***]
59.	[***]
60.	[***]
61.	[***]
62.	[***]
63.	[***]
64.	[***]
65.	[***]
66.	[***]
67.	[***]
68.	[***]
69.	[***]
70.	[***]

71.	[***]
72.	[***]
73.	[***]
74.	[***]

Withdraw function

75.	[***]
76.	[***]
77.	[***]
78.	[***]
79.	[***]
80.	[***]
81.	[***]
82.	[***]
83.	[***]
84.	[***]
85.	[***]
86.	[***]
87.	[***]
88.	[***]
89.	[***]
90.	[***]

Bac:kofflce module

The BackOfflce module includes all the features for [***] ministering and managing the system. The basic features are:

91.	Master management of the multilevel sales network (dealers, promoters, outlets, operators,

PDCs etc.)

92.	Custom commission profiles for each component of the multilevel
93.	Accounting manegement
94.	BookMaker Task Manager (Inserting and Editing odds)
95.	RiskManager (exposure control and performance of the game at a fixed odds for sport and horse racing)

96.	System monitoring (system check)

Bonus management and promotions

The system provides the following types of promotions:

97.	Registration
98.	Recharge
99.	On events

Pag. II di 20

Paa.10 di 20

100.	Progressive/batch
101.	Fun bonus
102.	Free spW”i

[***]

You can get Information about both the number of tickets sold for:

103.	Last minute
104.	Day

Pag. II di 20

Exhibit 2 - Additions of the PLATFORM

N.A.

Pag. 12di 20

Exhibit 3 - Customizations of ‘the PLATFORM

N.A.

Pag. 13di 20

Exhibit n. 4 - Service Level (SLA)

The online assistance to the processing system provides the availability of a specialist EXALOGIC operator, at the times described below.

The system used to handle maintenance service requests is [***], and the procedure for opening and closing an intervention is defined in the attached document named [***].

The maintenance of the processing system is divided into two types of malfunctions that are:

◾	Malfunctions that time data collection activity
◾	Malfunctions that do not limit data collection

The service levels of step 1 are:

hours after received the report
in the 98% of cases	Intervention and definition of the problem within 2 working hours after received the report
in the 1 00% of cases	Intervention and definition of the problem within 4 working hours after received the report

In the 98% of cases	resolution within 4 working hours after the problem Is detected.
in the 100% of cases	resolution within 8 working hours after the problem is detected.

The service levels of step 2 are :

report
in the 98% of cases	Intervention and definition of the problem within 4 working hours after the received the report
in the 100% of cases	Intervention and definition of the problem within 8 working hours after the received the report

in the 98% of cases	resolution within 24 working hours after the problem is detected.
in the 100% of cases	resolution by the end of the fourth business day after the received the report.

The service and maintenance to the processing system is performed in the following ways:

Mood ridaj	H24
Holiday days	H24

The malfunctions that limit data collection activity are summarized in the following table:

Acquisition of Sports Bet	Service level as in step 1
Acquisition of Casinos, Poker and other Online Games	Service level as in step 1
Acquisition of quota feeds	Service level as in step 1

SERVICES CREDIT

If EXALOGIC has malfunctions that limit data collection, lflex shall be entitled to receive a service credit as follows:

Referring to Chapter 6: “Limitation of EXALOGIC’s vice and liability warranty”, if there are malfunctions that limit the collection of the game, EXALOGIC provides a penalty to be recognized to IFLEX. The total maximum amount, for all malfunctions that happened in a year, will be equal to [***] of what was invoiced in the previous 12 months.

MANAGING DEVELOPMENT REQUESTS

If IFLEX require the development of a new feature, that request will follow the following wortdlow:

1.	Email submission ([***]) with project with full description of the functional specifications requested at:

[***]

2.	Receiving from EXALOGIC and arranging a call for analysis with develop manager;
3.	Call for analysis within two days of receiving the project;
4.	Estimated delivery times and prices by EXALOGIC the day after project analysis;
5.	Development and testing;
6.	Delivery of the project and testing by EXALOGIC;
7.	In the event that IFLEX confirms the operation of what has been developed, put online the new feature
8.	In the event that IFLEX reports developmental anomalies, EXALOGIC is committed to providing IFLEX with the timing of resolution of such anomalies.

Exhibit n. 5 • Technical verification procedure

The technical verification procedure referred to In art. 5 of THE AGREEMENT is intended to enable IFLEX to verify adherence to the business and performance requirements of new software releases or platform customizations.

The procedure consists of four steps:

1.

Documentary verification of the results of functional tests carried out by EXALOGIC against the acceptance criteria defined in accordance with the specifications or requirements that IFLEX sent from time to time when requesting new features;

2.	Document verification of performance test results where applicable:
3.	Verifying the deployment procedure In test and production environments at the IFLEX infrastructure:
4.	Regulatory compliance and certification verification by third parties where applicable.

Exhibit n. 6 - Tlmeline

EXALOGIC will communicate in writing to IFLEX migration plan start the day after the Cloud Infrastructure Availability Date.

In order to meet the plan, EXALOGIC will need to:

1.	Step 1: set up and install a new platform for IFLEX
2.	Step 2: proceed with the certification needed as per local regulation;
3.	Step 3: proceed with all test, lncludlng data transfer tests

EXALOGIC will be responsible for the executing and management of the [***] with [***], and will be completely responsible for its success.

EXALOGIC will not be consider responsible for any delay due to IFLEX or third parties activities (i.e. certification authority or regulator).

For the avoidance of doubt, each Party Is bound by the following responsibilities/obligations:

2) IFLEX and/or its consultants, prepare all the requirements for the creation of bets (or sport) and games offered (for casinos, poker, skills, etc.) and their asseveration, if necessary in the reserved area of IFLEX on the [***] portal.

3) IFLEX studies the sizing of the necessary resources for its needs and selects an HW and network infrastructure provider, if not available.

4) IFLEX selects a Certificate Entity accredited by [***], if certification is needed in order to operate, as for sportsbook this is not a requirement.

5) As soon as the HW and network infrastructure Is available, EXALOGIC begins to Install and configure the application SW and configure the network infrastructure of the different environments.

6) As soon as the test environment becomes operational, certification Is Initiated by the Certificate Entity, if applicable as per point 4 hereinabove.

7) EXALOGIC gives the necessary support to the certifier for a quick and positive conclusion of this phase.

8) EXALOGIC carries out all necessary [***] on behalf of the dealer together with [***] officials.

9) When the certification is completed and when received documents confirming the positive passing of the [***] and certification, IFLEX and EXALOGIC make a final check of the correct operation of the platform in the production environment.

10) IFLEX verifies that it has prepared all the financial and game control services necessary for the activity.

11) Received the OK and the departure date from IFLEX, EXALOGIC makes the production environment operational

Exhibit n. 7 - Data Process Agreement

The purpose of this Data processing Agreement (DPA) is to lay down the terms and conditions under which EXALOGIC undertakes, as a ‘Processor’ within the meaning of the Regulation (as the term Is defined below), to carry out on behalf of IFLEX, who is the ‘Controller’ within the meaning of the Regulation, the personal data processing operations defined in appendix 1.

EXALOGIC will have to process personal data (hereafter ‘Personal Data’) as defined by the General Data Protection Reguletlon (‘GDPR’) no. 2016 679 of 27 April 2018, hereafter referred to as the ‘Regulation’.

EXALOGIC is fully informed of the GDPR’ requirement and acknowledges that the compliance of its services (Including its platforms, software and services) with the Regulation determines the compliance of IFLEX’s services and, consequently, underpins the IFLEX’s approval of the Agreement.

In accordance with the Regulation, IFLEX is the ‘Controller’ and EXALOGIC is the ‘Processor’.

For the purposes of Article 28(3) of Regulation 2016/679 (the GDPR) between IFLEX (the data controller) and EXALOGIC (the data processor) HAVE AGREED on the following Data Processing Agreement in order to meet the requirements of the GDPR and to ensure the protection of the rights of the data subject.

Obligations of EXALOGIC

General provisions

EXALOGIC, as Processor within the meaning of the Regulation, undertakes to:

1.	Process Personal Data only for the purposes of the subcontracting operation and in accordance with the instructions of the Controller; EXALOGIC shall not reproduce, exploit or use this data for Its own purposes or on behalf of a third party.

If the Processor considers that a set of instructions from IFLEX may be in breach of the Regulation, it will immediately notify IFLEX.

Furthermore, if EXALOGIC has to transfer data to a third country (outside of the EU) or to an international organisation, In light of European Union law or the laws of a Member State to which it is bound, it must notify IFLEX of this legal obligation before the processing operation, except if providing such Information is forbidden by law for reasons of public interest;

2.	Guarantee the confidentiality of the Personal Data processed under the current Agreement.
3.	Make sure that those people who are authorized to process Personal Data abide by the Agreement’s confidentiality obligations.

Specific provisions

Security measures

EXALOGIC will take appropriate technical and organisational security measures to ensure a level of security during the processing of the Personal Data in question that is appropriate to the risk posed by the processing operation by implementing the following security measures in particular the data controller shall evaluate the risks to the rights and freedoms of natural persons inherent in the processing and implement measures to mitigate those risks. Depending on their relevance, the measures may include the following:

Notification of Personal Data breaches

EXALOGIC undertakes to implement and maintain all access restriction, monitoring and alert systems in the event of a breach or the unauthorised disclosure of the Personal Data.

EXALOGIC undertakes to implement a procedure through which it will notify IFLEX of any Personal Data breach within the meaning of the Regulation.

EXALOGIC undertakes to Inform IFLEX without undue delay of any Personal Data breach in order to enable IFLEX to fulfil its obligation to notify the supervisory authority that Is responsible for protecting personal data. Notification will be sent to [***]

Subsequent processors

EXALOGIC undertakes not to recruit another service provider or processor (hereafter the ‘Subsequent processor’) connected to  the  processing of the  Personal Data in question without the prior written authorisation  - whether specific or general - of IFLEX.

In the event IFLEX gives its specific or general authorisation, the Subsequent processor shall respect the Agreement’s obligations.

Exercise of the rights of data subjects

EXALOGIC undertakes to implement and maintain a procedure for receiving and quickly processing any request made by a natural person to exercise the rights specified in the Regulation via appropriate technical and organisational measures, Insofar as this Is possible, in the fulfilment of the data controller’s obligations to respond to requests for exercising the data subject’s rights.

Disposal of processed Personal Data

Following the processing operation(s) performed as part of the Agreement, on the instructions of IFLEX, EXALOGIC undertakes to qulckly:

1.	Erase all Personal Data,
2.	Return to IFLEX all documents and flies that contain Personal Data,
3.	Send Personal Data to the processor appointed by the Controller.

In all cases, the Processor agrees not to keep a copy of the Personal Data, unless required under applicable legislation, and will provide evidence, If necessary, of the destruction of the Personal Data.

Audit and inspection

The data processor shall make available to the data controller all information necessary to demonstrate compliance with the obligations laid down in Article 28 of the Regulation 2016/679 (the GDPR) and this Agreement and allow for and contribute to audits, including inspections, conducted by the data controller or another auditor mandated by the data controller.

The data processor shall be required to provide the supervisory authorities, which pursuant to applicable legislation have access to the data controller’s and data processor’s facilities, or representative acting on behalf of such supervisory authorities, with access to the data processor’s physical facilities on presentation of appropriate identification.

Appendix 1- Data Processing Description

EXALOGIC processes on behalf of IFLEX the Personal Data that is necessary to provide the services defined in the Agreement.

1.

The purpose of the data processor’s processing of personal data on behalf of the data controller Is: EXALOGIC will provide a platform as well as the Services listed in Exhibit 7 for the organization and operation of public games In the Italian market.

2.

The data processor’s processing of personal data on behalf of the data controller shall mainly pertain to (the nature of the processing); Personal data processing for the provision of the Services detailed in the Agreement.

3.	The processing includes the following types of personal data about data subjects;

●	Personal details - including: fullname, age and gender:
●	Contact information - including: email address, home address, country of residency, codlce flscale;
,	Financial information - including without limitation betting history and transaction, as well as banking details;
●	Additional KVC documentation - e.g. passports, driving license other identification documents
4.	Processing Includes the following categories of data subject: IFLEX Players.
5.	The data processor’s processing of personal data on behalf of the data controller may be performed when the Agreement commence. Processing has the following duration: Duration of the Agreement.